UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-12

UGI Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee paid previously with preliminary materials.

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for virtual meeting attendance. You will need to have the control number above to vote online during the virtual meeting. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V81419-P40874-Z91547 UGI CORPORATION 500 NORTH GULPH ROAD KING OF PRUSSIA, PA 19406 UGI CORPORATION You invested in UGI CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on January 30, 2026. Get informed before you vote View the Notice of Annual Meeting of Shareholders and Proxy Statement and Annual Report online at www.proxyvote.com OR you can receive a free paper or email copy of the material(s) by requesting them prior to January 16, 2026. If you would like to request a paper or email copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* January 30, 2026 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/UGI2026 2026 Annual Meeting of Shareholders Vote by January 29, 2026, 11:59 p.m. Eastern Time or vote virtually at the Annual Meeting on January 30, 2026, 9:00 a.m. Eastern Time. For shares held in a Plan, vote by January 27, 2026, 11:59 p.m. Eastern Time.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V81420-P40874-Z91547 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or request a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Elect ten director nominees: 1a. Mario Longhi For 1b. David Bingenheimer For 1c. M. Shawn Bort For 1d. Theodore A. Dosch For 1e. Tina Faraca For 1f. Robert Flexon For 1g. Alan N. Harris For 1h. Kelly A. Romano For 1i. Melanie Ruiz For 1j. Santiago Seage For 2. An advisory vote to approve the Fiscal 2025 compensation of the Company’s named executive officers (“say-on-pay“ vote). For 3. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026. For NOTE: In their discretion, the holders of a proxy to vote shares may vote on such other business as may properly come before the meeting or any adjournment, postponement, or continuation thereof.